                                VISTA GOLD CORP.

                               NOTICE OF MEETING
                                      AND
                             MANAGEMENT INFORMATION
                               AND PROXY CIRCULAR

                                    for the
                       Annual and Special General Meeting
                                 to be held on

                             Friday, April 26, 2002

                                  [LETTERHEAD]

March 19, 2002

Dear Shareholder:

Throughout 2001, our focus has been on assuring that the Corporation will have sufficient funds to continue operating. Our 2001 reports carried a consistent theme -- the need for fresh capital if we were to remain viable. On January 22, 2002, we announced a U.S.$3.8 million private placement which, pending shareholder approval, provides the capital that will allow us to continue operating and to pursue a value-creating business plan.

It is therefore my pleasure to invite you to attend the Corporation's 2002 annual and special general meeting of shareholders. The meeting will be held on Friday, April 26, 2002 at 10:00 a.m., Vancouver time, at Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada. If you are unable to attend the meeting in person, please complete, date, sign and return the enclosed form of proxy to ensure that your vote is counted.

The Notice of Meeting, Management Information and Proxy Circular, and forms of proxy for the annual and special general meeting, are all enclosed. These documents contain important information and I encourage you to read them carefully. Specifically, I would like to draw your attention to the section in the Management Information and Proxy Circular entitled "Particulars of Matters to be Acted Upon". In this section, in addition to the election of directors and the appointment of auditors, you will be asked to consider and approve three important resolutions related to the private placement.

SHAREHOLDER APPROVAL IS REQUIRED BEFORE THE PRIVATE PLACEMENT IS FINALIZED, AND MANAGEMENT AND THE BOARD OF DIRECTORS STRONGLY URGE YOU TO VOTE FOR THE RESOLUTIONS.

Additional information regarding the private placement and management's decision to proceed with the private placement is set out below.

Recent years have been difficult for gold miners and investors in gold mining companies. Many gold companies have gone out of business. Those of us that have survived have learned to be resourceful. Until now, Vista's management has maintained the Corporation and its gold resources without issuing new equity or debt, by selling off non-essential assets and minimizing overhead. However, these are temporary measures, at best. As disclosed in the Corporation's 2001 Forms 10-Q, the company expected to run out of cash around the end of March 2002. Without the addition of new capital, the Corporation cannot continue operating.

In the past several years, the Corporation has aggressively pursued a variety of potential funding sources. A significant deterrent for potential investors had been the contingent liability associated with the Mineral Ridge Resources, Inc. lawsuit as disclosed in Part II, Item 1 "Legal Proceedings" of the Corporation's 2001 Forms 10-Q. On August 25, 2000, United States Fidelity & Guarantee Company ("USF&G") filed an action in the United States District Court against the Corporation, our subsidiary Vista Gold Holdings, Inc., Stockscape.com Technologies, Inc. (formerly, Cornucopia Resources Inc.) and its
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subsidiaries, Cornucopia Resources, Inc., Red Mountain Resources, Inc. and
Touchstone Resources Inc. This action involved a General Contract of Indemnity in connection with the posting of a reclamation bond for mining activities by Mineral Ridge Resources, Inc. at Silver Peak, Nevada. In the action, USF&G sought to compel all of the defendants to post additional collateral for the bond and reimburse USF&G for costs, in the total amount of U.S.$902,819.

The Corporation and Vista Gold Holdings, Inc. were not parties to the General Contract of Indemnity and have denied any liability. However, because of the expense in defending against this suit and the negative impact on the Corporation's ability to attract financing, management determined that it was in the best interest of the Corporation to settle this matter. As a result, management negotiated a settlement with USF&G in the amount of U.S.$814,087, and an agreement with Stockscape, whereby Stockscape would provide all of the cash needed to settle the suit with USF&G plus additional working capital for the Corporation in return for equity in the Corporation. This resulted in the first part of the private placement, which closed on February 1, 2002.

The first part of the private placement raised U.S.$1.026 million (U.S.$814,087) of which is being held in trust to settle the USF&G suit) through the issuance of 21.6 million units priced at U.S.$0.0513 per unit -- each unit consisting of one common share and one warrant to purchase one common share at an exercise price of U.S.$0.075 per share for a period of five years from the date of issue. Of these units, 1.6 million were issued to Global Resource Investments Ltd. ("Global") as consideration for its services as agent. If the warrants that were issued as part of this stage of the private placement are exercised, an additional U.S.$1.5 million will flow into the Corporation. SHAREHOLDER APPROVAL IS REQUIRED BEFORE THESE WARRANTS MAY BE EXERCISED.

As a direct result of the negotiations with Stockscape, Global agreed to broker the private placement of convertible debentures of the Corporation with a total principal amount of U.S.$2.774 million -- the second step of the private placement -- bringing the total private placement to U.S.$3.8 million. This level of investment, together with the potential for additional investment through the exercise of warrants, ensures the Corporation's viability and will provide funding that will allow Vista to focus on increasing its gold resource and reserve base.

This second part of the private placement was fully subscribed and closed on March 19, 2002. The gross proceeds of this stage were placed in escrow and will be available to the Corporation only if shareholders approve the private placement and the USF&G lawsuit is settled. The debentures are convertible into units at a price of U.S.$0.0513 per unit -- each unit consisting of one common share and one warrant with the same terms as those issued in connection with the first part of the private placement. If theses warrants are exercised, the Corporation will receive an additional U.S.$4.1 million. SHAREHOLDER APPROVAL IS REQUIRED BEFORE THESE DEBENTURES MAY BE CONVERTED.

A 1 for 20 share consolidation is contemplated in conjunction with the private placement. After this consolidation is completed, the conversion price for the debentures will be U.S.$1.026 per unit (i.e., U.S.$0.0513 times 20), and the exercise price for the warrants issued as part of the first and second parts of the private placement will be U.S.$1.50 (i.e., U.S.$0.075 times 20). The private placement, combined with the share consolidation, will support the Corporation's continued eligibility for listing on the American Stock Exchange, which provides an important market for our shareholders. It will also introduce the potential to attract large institutional investors and investment coverage by industry analysts. SHAREHOLDER APPROVAL IS REQUIRED FOR THE SHARE CONSOLIDATION.

The total sum being raised as a result of the Private Placements is U.S.$3.8 million initially, with a potential for an additional U.S.$5.6 million if all of the associated warrants are exercised. This new funding will allow the Corporation to eliminate a contingent liability; will provide the capital for the Corporation to remain viable; and will allow the Corporation to pursue a value-creating business plan. This plan involves selective acquisition of gold exploration and development properties, and the improvement of these properties through the application of appropriate technology.

At the time this financing was negotiated, it was priced at a small discount to the then prevailing market prices for the Corporation's stock. Since that time, the value of the Corporation's business plan and the
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improved viability of the Corporation have been recognized in the market place and at the date of this letter, reflected in increased prices for the Corporation's stock.

Management and the Board of Directors believe that this private placement is the best, and possibly the only, source of new capital available to the Corporation in the near term. This new capital will help the Corporation improve its reserve and resource base from which future cash flows, earnings and long-term growth can be generated.

WE STRONGLY URGE YOU TO VOTE FOR THE PRIVATE PLACEMENT RESOLUTIONS.

                                          Yours truly,
                                          (Signed) RONALD J. MCGREGOR
                                                President and
                                                Chief Executive Officer
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                                VISTA GOLD CORP.
                               NOTICE OF MEETING

NOTICE IS HEREBY GIVEN THAT an annual and special general meeting (the "Meeting") of the shareholders of Vista Gold Corp. (the "Corporation") will be held at Suite 1200, 200 Burrard Street, Vancouver, British Columbia on Friday, April 26, 2002, at 10:00 a.m., Vancouver time, for the following purposes:

    1. to receive the annual report to shareholders and the consolidated financial statements of the Corporation, together with the auditor's report thereon, for the fiscal year ended December 31, 2001;

    2.  to elect directors to hold office until the next annual general meeting;

    3. to appoint PricewaterhouseCoopers LLP, Chartered Accountants, as auditor to hold office until the next annual general meeting at a remuneration to be fixed by the directors;

    4. to consider and approve an ordinary resolution authorizing the directors of the Corporation to issue common share purchase warrants which, subject to certain conditions including the approval of shareholders at the Meeting, are exercisable to acquire 21,600,000 common shares of the Corporation, the full text of which resolution is set out as Resolution No. 1 in Schedule "A" to the attached Management Information and Proxy Circular and is incorporated herein by reference;

    5. to consider and approve an ordinary resolution authorizing the directors of the Corporation to issue convertible debentures in the principal amount of U.S.$2,774,000, and special warrants which, subject to certain conditions including the approval of shareholders at the Meeting, are convertible into or exercisable to acquire a total of 58,399,999 common shares of the Corporation and common share purchase warrants to acquire a total of 58,399,999 common shares of the Corporation, the full text of which resolution is set out as Resolution No. 2 in Schedule "A" to the attached Management Information and Proxy Circular and is incorporated herein by reference;

    6. to consider and approve a special resolution authorizing the consolidation of the issued and outstanding common shares of the Corporation on the basis of 20 existing common shares into one common share, and related amendments to the Corporation's Articles of Continuance, the complete text of which resolution is set out as Resolution No. 3 in Schedule "A" to the attached Management Information and Proxy Circular, and the full text of such proposed Articles of Amendment is set out in Schedule "B" to the attached Management Information and Proxy Circular, and both of which are incorporated herein by reference; and

    7. to transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

Accompanying this Notice of Meeting are (i) a Management Information and Proxy Circular, (ii) a form of proxy and notes thereto, and (iii) a reply card for use by shareholders who wish to receive the Corporation's interim financial statements.

If you are a REGISTERED SHAREHOLDER of the Corporation and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy for the Meeting and deposit it with Computershare Trust Company of Canada at Montreal Trust Centre, 510 Burrard Street, Vancouver, British Columbia,
V6C 3B9, Attention: Proxy Department, before 10:00 a.m., Vancouver time, on Wednesday, April 24, 2002, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

If you are a NON-REGISTERED SHAREHOLDER of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

This Notice of Meeting, the Management Information and Proxy Circular, the form of proxy and notes thereto for the Meeting, and the reply card are first being sent to shareholders of the Corporation on or about March 25, 2001.

DATED at Littleton, Colorado, this 19th day of March, 2002.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          (Signed) RONALD J. MCGREGOR
                                                President and
                                                Chief Executive Officer

                               TABLE OF CONTENTS

LETTER TO SHAREHOLDERS

NOTICE OF MEETING

MANAGEMENT INFORMATION AND PROXY CIRCULAR...................         1
  Particulars of Matters to be Acted Upon...................         1
    Election of Directors...................................         1
    Appointment of Auditors.................................         3
    Approval of Private Placements and Share
     Consolidation..........................................         3
  Information About Proxies.................................         7
    Solicitation of Proxies.................................         7
    Appointment of Proxyholder..............................         7
    Revocation of Proxy.....................................         8
    Voting of Proxies.......................................         8
    Exercise of Discretion by Proxyholders..................         8
  Securities Entitled to Vote...............................         8
  Principal Shareholders....................................         9
  Quorum and Percentage of Votes Necessary to Pass
    Resolutions.............................................         9
  Corporate Governance......................................         9
    Committees of the Board of Director and Meetings........        10
    Audit Committee Report..................................        10
  Executive Compensation....................................        11
    Summary Compensation Table..............................        11
    Long-Term Incentive Plan................................        12
    Stock Options...........................................        12
    Pension and Retirement Savings Plans....................        14
    Termination of Employment, Change in Responsibilities
     and Employment Contracts...............................        14
    Report of the Compensation Committee....................        15
    Security Ownership of Directors and Executive
     Officers...............................................        17
    Performance Graph.......................................        18
    Compensation of Directors and Officers..................        18
  Indebtedness of Directors and Senior Officers.............        18
  Director and Officer Liability Insurance..................        18
  Interest of Management and Others in Material
    Transactions............................................        19
  Management Contracts......................................        19
  Interest of Certain Persons in Matters to be Acted Upon...        19
  Shareholder Proposals.....................................        19
  Other Matters.............................................        20
  Availability of Documents.................................        20
  Documents Incorporated by Reference.......................        20
  Board of Director Approval................................        20
Schedule "A" -- Resolutions.................................       A-1
Schedule "B" -- Articles of Amendment.......................       B-1
Schedule "C" -- Alignment with TSE Corporate Governance
  Guidelines................................................       C-1

                                       i
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                   MANAGEMENT INFORMATION AND PROXY CIRCULAR

THIS MANAGEMENT INFORMATION AND PROXY CIRCULAR ("INFORMATION CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF VISTA GOLD CORP. (THE "CORPORATION") OF PROXIES TO BE VOTED AT THE ANNUAL AND SPECIAL GENERAL MEETING (THE "MEETING") OF THE SHAREHOLDERS OF THE CORPORATION ("SHAREHOLDERS") TO BE HELD AT SUITE 1200, 200 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA ON FRIDAY, APRIL 26, 2002, AT 10:00 A.M., VANCOUVER TIME, FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING.

It is anticipated that this Information Circular and the accompanying form of proxy will be first mailed to shareholders on or about March 25, 2002. Unless otherwise stated, the information contained in this Information Circular is given as at March 19, 2002.

The executive office of the Corporation is located at 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127 and its telephone number is (720) 981-1185. The registered and records office of the Corporation is located at 200 - 204 Lambert Street, Whitehorse, Yukon Territory, Canada, Y1A 3T2.

Advance notice of the Meeting was published in The Vancouver Sun and the Whitehorse Star newspapers on March 12, 2002 and in The Toronto Star on March 14, 2002.

INFORMATION REGARDING THE PROXIES SOLICITED BY MANAGEMENT IN CONNECTION WITH THE MEETING IS SET OUT BELOW UNDER "INFORMATION ABOUT PROXIES".

PARTICULARS OF MATTERS TO BE ACTED UPON

ELECTION OF DIRECTORS

The directors of the Corporation are elected at each annual general meeting and hold office until the close of the next annual general meeting or until their successors are duly elected or appointed. Management proposes to nominate each of the following five persons for election as a director of the Corporation. Proxies cannot be voted for a greater number of persons than the number of nominees named. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THE ENCLOSED FORM OF PROXY WILL BE VOTED FOR THE NOMINEES LISTED BELOW. All of the proposed nominees are presently or were in 2001 directors of the Corporation, except
Mr. Sinclair who was appointed as a director of the Corporation on February 21, 2002.

Information concerning the five nominees, as furnished by them individually, is set forth below.

NAME, RESIDENCE,                                                                                   NUMBER OF
POSITION AND AGE               PRINCIPAL OCCUPATION, BUSINESS OR EMPLOYMENT(1)   DIRECTOR SINCE   SHARES HELD
----------------               -----------------------------------------------   --------------   -----------
JOHN CLARK(2)(3)(4).........   Chartered Accountant; President of Investment     May 18, 2001           Nil
Toronto, Ontario               and Technical Management Corp., a firm engaged
DIRECTOR                       in corporate finance and merchant banking, from
Age--46                        February 1999 to present; Independent
                               consultant providing investment and management
                               advisory services from February 1998 to
                               January 1999; Executive Chairman of Laurasia
                               Resources Limited, an oil and gas company, from
                               1988 to February 1998.

RONALD J. MCGREGOR..........   President and Chief Executive Officer of the      May 19, 1999        20,000
Littleton, Colorado            Corporation from September 2000 to present;
DIRECTOR                       Vice President, Development and Operations of
Age--54                        the Corporation from July 1996 to
                               September 2000.

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
NAME, RESIDENCE,                                                                                   NUMBER OF
POSITION AND AGE               PRINCIPAL OCCUPATION, BUSINESS OR EMPLOYMENT(1)   DIRECTOR SINCE   SHARES HELD
----------------               -----------------------------------------------   --------------   -----------
C. THOMAS                      Businessman; President and Chief Executive        March 8, 1996          Nil
  OGRYZLO(2)(3)(4)..........   Officer of Canatec Development Corporation, a
Toronto, Ontario               resource management company, from January 2000
DIRECTOR                       to present; President and Chief Executive
Age--62                        Officer of Black Hawk Mining Inc. and its
                               subsidiary Triton Mining Corporation, both gold
                               mining companies, from July 1997 to January
                               2000; prior thereto Chairman of Kilborn
                               SNC-Lavalin Inc., an engineering group.

MICHAEL B. RICHINGS.........   Mining engineer; formerly, President and Chief    May 1, 1995         79,967
Littleton, Colorado            Executive Officer of the Corporation from
DIRECTOR                       June 1995 to September 2000.
Age--57

MURRAY SINCLAIR(2)(3)(4)....   Businessman; Director of Quest Management         February 21,           Nil
Vancouver, British Columbia    Corp., a firm that provides management services   2001
Director                       to the resource industry, from December 1996 to
Age--40                        present; President and Director of Quest
                               Ventures Ltd., a firm that provides merchant
                               banking services to the resource industry, from
                               September 1997 to present.

------------------------

(1) Includes occupations for the five preceding years.

(2) Member of Compensation Committee.

(3) Member of Audit Committee.

(4) Member of Corporate Governance Committee.

The information as to the municipality of residence, principal occupation and number of Common Shares owned by the nominees listed in the above table is not within the knowledge of the management of the Corporation, and has been furnished by the individual appointees as of March 19, 2002.

None of the above directors has entered into any arrangement or understanding with any other person pursuant to which he was, or is to be, elected as a director of the Corporation or a nominee of any other person, except that Mr. Sinclair was appointed to the Board of Directors as a nominee of Stockscape.com Technologies Inc. (defined below as "STOCKSCAPE") in connection with the private placement transaction that was completed on February 1, 2002. See "Particulars of Matters to be Acted Upon--Approval of Private Placements and Share Consolidation--Private Placement of Units". Stockscape currently holds approximately 17.8% of the outstanding common shares in the capital of the Corporation ("COMMON SHARES"). See "Principal Shareholders".

Additional information regarding the various committees of the Board of Directors, and the attendance of each director at meetings of the Board of Directors and its committees held during 2001 is set out below under "Corporate Governance--Committees of the Board of Directors".

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APPOINTMENT OF AUDITORS

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the re-appointment of PricewaterhouseCoopers LLP, Chartered Accountants, of Vancouver, British Columbia, as the auditor of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed. It is proposed that the remuneration to be paid to the auditor be fixed by the Board of Directors. PricewaterhouseCoopers LLP (then Coopers & Lybrand) was first appointed the auditor of the Corporation on June 28, 1985.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and to be available to respond to appropriate questions from persons present at the Meeting. If representatives of PricewaterhouseCoopers LLP are present at the Meeting, the Chairman of the Meeting will provide such representatives with the opportunity to make a statement if they so desire.

FEES PAID TO AUDITORS AND THEIR INDEPENDENCE FROM THE CORPORATION

The aggregate fees billed by PricewaterhouseCoopers LLP for their audit of the Corporation's 2001 financial statements and for their reading and commenting on the Corporation's financial statements included in the Corporation's quarterly reports on Form 10-Q for 2001 were approximately U.S.$25,000. During 2001, PricewaterhouseCoopers LLP did not bill the Corporation for any fees related to financial information systems design and implementation services rendered in fiscal 2001. During 2001, the aggregate fees billed by PricewaterhouseCoopers LLP for all other services rendered in fiscal 2001 were approximately U.S.$16,000.

In reviewing the independence of PricewaterhouseCoopers LLP, the Audit Committee of the Board of Directors considered whether the provision of the services described above, other than the services related to the audit of the Corporation's annual financial statements and reading and commenting on financial statements included in the Corporation's quarterly reports, is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

APPROVAL OF PRIVATE PLACEMENTS AND SHARE CONSOLIDATION

At the Meeting, shareholders will be asked to consider and approve three separate resolutions which relate to a private placement transaction that was completed by the Corporation in two steps on February 1, 2002 and March 19, 2002, respectively. The first resolution relates to certain common share purchase warrants that were issued on February 1, 2002 in connection with the first step of the private placement (defined below as the "UNIT OFFERING"), the second resolution relates to certain convertible debentures and special warrants that were issued on March 19, 2002 in connection with the second step of the private placement (defined below as the "DEBENTURE OFFERING"), and the third resolution relates to a consolidation of the outstanding Common Shares of the Corporation (defined below as the "SHARE CONSOLIDATION") which is being completed in connection with the private placements. These matters are discussed in further detail below and the resolutions are set out in Schedule "A" to this Information Circular.

  MANAGEMENT AND THE BOARD OF DIRECTORS STRONGLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOUR OF THESE RESOLUTIONS. SEE "RECOMMENDATIONS OF MANAGEMENT AND BOARD OF DIRECTORS" BELOW.

PRIVATE PLACEMENT OF UNITS

On February 1, 2002, the Corporation completed a private placement (the "UNIT OFFERING") of 20,000,000 units (the "OFFERED UNITS") to Stockscape.com Technologies Inc. ("STOCKSCAPE"), and 1,600,000 units (the "AGENT'S UNITS") to Global Resource Investments Ltd. ("GLOBAL"), as consideration for its services as agent in connection with the Unit Offering. Each Offered Unit and each Agent's Unit consisted of one Common Share and one common share purchase warrant (a "WARRANT"). Subject to

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shareholder approval, each Warrant entitles the holder to purchase one Common
Share at a price of U.S.$0.075 per share on or before 4:30 p.m., Vancouver time, on February 1, 2007. As a condition of the closing of the Unit Offering, Murray Sinclair, a director of Stockscape, was appointed to the Board of Directors of the Corporation. See "Particulars of Matters to be Acted Upon--Election of Directors".

The closing of the Unit Offering provided the Corporation with net proceeds of U.S.$1,026,000 and the potential for an additional U.S.$1,500,000, if the Warrants issued as part of the Unit Offering are exercised. Of these proceeds, U.S.$814,087 is being held in trust to settle a lawsuit initiated by United States Fidelity & Guarantee Company (described in the Corporation's Form 10-K for the year-ended 2000 and Form 10-Qs for 2001) and the balance will be used by the Corporation as working capital. The potential liability associated with this lawsuit had been a significant deterrent for potential investors and management believes that its settlement will enhance the ability of the Corporation to raise additional capital in the future. Management estimates that the additional working capital provided by the Unit Offering will provide the Corporation with sufficient cash resources to continue operations until the end of April 2002. IF SHAREHOLDERS DO NOT APPROVE THE WARRANTS ISSUED AS PART OF THE UNIT OFFERING, THE CORPORATION WILL LOSE THE POTENTIAL TO RECEIVE THE U.S.$1,500,000 THAT WILL BE RECEIVED BY THE CORPORATION IF ALL WARRANTS ARE EXERCISED.

The Toronto Stock Exchange (the "TSE") has approved the Unit Offering, subject to shareholders approving the issuance of the Warrants at the Meeting. The issuance of the Common Shares that were issued as part of the Unit Offering is not subject to shareholder approval.

Accordingly, at the Meeting, the shareholders will be asked to consider and approve an ordinary resolution (the "UNIT OFFERING RESOLUTION") authorizing the directors of the Corporation to issue the Warrants to acquire 21,600,000 Common Shares that were issued in connection with the Unit Offering. The full text of the Unit Offering Resolution is set out as Resolution No. 1 of Schedule "A" to this Information Circular.

PRIVATE PLACEMENT OF CONVERTIBLE DEBENTURES

On March 19, 2002, the Corporation completed a private placement (the "DEBENTURE OFFERING") of convertible debentures ("DEBENTURES") in the principal amount of U.S.$2,774,000 to various investors, and 4,325,925 special warrants (the "AGENT'S SPECIAL WARRANTS") to Global, as consideration for its services as agent in connection with the Debenture Offering. Subject to shareholder approval, the Debentures are convertible into units (the "DEBENTURE UNITS") at a price of U.S.$0.0513 per Debenture Unit, with each Debenture Unit consisting of one Common Share and one Warrant. Subject to shareholder approval, each warrant entitles the holder to purchase one Common Share at a price of U.S.$0.075 per share on or before 4:30 p.m., Vancouver time, on March 18, 2007. The Debentures bear interest at a rate of 1% per annum and will mature on September 20, 2003 (the "MATURITY DATE"), unless they are converted or otherwise become due and payable prior to that date. Subject to shareholder approval (prior to March 18, 2007), the Agent's Special Warrants are convertible into 4,325,925 Agent's Units, with each Agent's Unit consisting of one Common Share and one Warrant with the same terms as the Offered Units (described above under "Private Placement of Units").

Subject to shareholder approval of the Debenture Offering at the Meeting, and the release to the Corporation from escrow of the gross proceeds raised by the issuance of the Debentures (as described below), the Debentures may, at the option of the holder, be converted into Debenture Units at any time prior to the Maturity Date. In addition, if shareholder approval is obtained at the Meeting the Debentures will automatically be converted into Debenture Units on the later of (i) the date a registration statement filed under the United States SECURITIES ACT OF 1933 (a "REGISTRATION STATEMENT") relating to the Debentures, the Debenture Units and the Common Shares and Warrants underlying the Debenture Units is declared effective by the United States Securities and Exchange Commission (the "SEC") and (ii) the date the gross proceeds raised by the issuance of the Debentures are released to the Corporation from escrow. THE DEBENTURES WILL AUTOMATICALLY BECOME DUE AND PAYABLE, IN CASH, ON THE DATE OF THE MEETING, IF

SHAREHOLDERS DO NOT APPROVE THE DEBENTURE OFFERING AT THE MEETING. In addition, if shareholder approval is obtained at the Meeting the Debentures will become due and payable, in cash, at the option of the holder at any time after September 20, 2002, if by such date either (i) the SEC has not declared effective a Registration Statement relating to the Debentures, the Debenture Units and the Common Shares and Warrants underlying the Debenture Units, or
(ii) the gross proceeds raised by the issuance of the Debentures have not been released to the Corporation from escrow (as described below).

The gross proceeds raised by the issuance of the Debentures have been placed in escrow pending shareholder approval of the Debenture Offering at the Meeting and the dismissal of the USF&G lawsuit (referred to above under "Private Placement Units"). If shareholders approve the Debenture Offering at the Meeting, these proceeds will be released to the Corporation within three business days of the later of the date of the Meeting or the date the USF&G lawsuit is dismissed. IF SHAREHOLDERS DO NOT APPROVE THE DEBENTURE OFFERING AT THE MEETING, THE PROCEEDS FROM THE ISSUANCE OF THE DEBENTURES AND ALL ACCRUED INTEREST WILL BE RETURNED TO INVESTORS. THE AGENT'S SPECIAL WARRANTS WILL NOT BE CONVERTED INTO AGENT'S UNITS UNLESS SHAREHOLDER APPROVAL IS OBTAINED AT THE MEETING, OR AT A SUBSEQUENT MEETING HELD PRIOR TO MARCH 18, 2007.

If shareholders approve the Debenture Offering at the Meeting, management expects that the Debentureholders will nominate a person to be appointed as a director of the Corporation.

The TSE has approved the Debenture Offering, subject to, among other things, shareholders approving the issuance of the Debentures and the Agent's Special Warrants at the Meeting. Accordingly, at the Meeting, the shareholders will be asked to consider and approve an ordinary resolution (the "DEBENTURE OFFERING RESOLUTION") authorizing the directors of the Corporation to issue the Debentures and the Agent's Special Warrants that were issued in connection with the Debenture Offering. The full text of the Debenture Offering Resolution is set out as Resolution No. 2 of Schedule "A" to this Information Circular.

SHARE CONSOLIDATION

The Corporation is currently authorized to issue an unlimited number of Common Shares, of which 112,315,040 were outstanding on March 19, 2002. In connection with the Debenture Offering, the Board of Directors has approved (i) the consolidation (the "SHARE CONSOLIDATION") of the issued and outstanding Common Shares on the basis of 20 existing Common Shares into one Common Share, and
(ii) amendments to the Corporation's Articles of Continuance to reflect the Share Consolidation. Management and the Board of Directors of the Corporation believe that the Share Consolidation is necessary in order to facilitate future equity financing that will be required by the Corporation to fund on-going exploration and development of its properties, future property acquisitions and working capital requirements

No fractional Common Shares will be issued in connection with the Share Consolidation and in the event that the resultant number of Common Shares held by any shareholder following the Share Consolidation is not a whole number, then the number of Common Shares to be received by the shareholder shall be rounded down to the nearest whole number of Common Shares. The maximum number of Common Shares that the Corporation is authorized to issue will not be amended in connection with the Share Consolidation and will remain as an unlimited number of Common Shares.

Under the terms of the Warrants and the Debentures that were issued in connection with the Unit Offering and the Debenture Offering (see "Private Placement of Units" and "Private Placement of Convertible Debentures" above), if the Share Consolidation is effected the price at which each Warrant is exercisable to acquire one Common Share and each Debenture is convertible into one Common Share will be adjusted so that it is 20 times the exercise price and conversion price, respectively, prior to the Share Consolidation being made effective. In other words, the Share Consolidation would have the effect of re-pricing the exercise price of the Warrants from U.S.$0.075 to U.S.$1.50 and the price of the Debenture Units issued on conversion of the Debentures from U.S.$0.0513 to U.S.$1.026. A similar adjustment will be made to the exercise price of stock options to acquire Common Shares which are held by directors, officers and employees of the Corporation under the terms of the Corporation's stock option plan. In addition, the number of Common Shares issuable under the Corporation's stock option plan, will be reduced on a 20 to one basis, from 4,500,000 Common Shares to 225,000 Common Shares.

If shareholders approve the Share Consolidation and management of the Corporation elect to proceed with the Share Consolidation management will determine the timing for the necessary actions to effect the Share Consolidation. At present, management of the Corporation intends to file the necessary corporate documents to effect the Share Consolidation with the Yukon Registrar of Corporations as soon as possible following the approval of the Share Consolidation Resolution at the Meeting. Upon receipt of confirmation that the Corporation's Articles have been amended to reflect the Share Consolidation, management intends to file the necessary documents to effect the Share Consolidation with The Toronto Stock Exchange and the American Stock Exchange. Following these filings with the stock exchanges, management of the Corporation intends to mail letters of transmittal to each shareholder of record of the Corporation that will set out the procedures for shareholders to surrender their existing Common Share certificates and receive new Common Share certificates representing the number of Common Shares to which they are entitled on a post-Share Consolidation basis. Upon receipt by the Corporation's registrar and transfer agent, Computershare Trust Company of Canada, of a shareholder's properly completed letter of transmittal, together with his or her existing Common Share certificates, Computershare will forward to such shareholder as soon as practicable, the new Common Share certificates of the Corporation reflecting the number of Common Shares to which each such shareholder is entitled on a post-Share Consolidation basis. The Common Shares of the Corporation are expected by management to commence trading on The Toronto Stock Exchange and the American Stock Exchange on a post-Share Consolidation basis two to three trading days after the later of (i) mailing of letters of transmittal to shareholders of the Corporation and (ii) the Corporation meeting all requirements established by The Toronto Stock Exchange and the American Stock Exchange in respect of the Share Consolidation.

The Toronto Stock Exchange has approved the Share Consolidation, subject to, among other things, shareholders approving the Share Consolidation at the Meeting. Accordingly, at the Meeting, shareholders will be asked to consider and approve a special resolution (the "SHARE CONSOLIDATION RESOLUTION") authorizing the Share Consolidation and amendments to the Corporation's Articles of Continuance to reflect the Share Consolidation. The full text of the Share Consolidation Resolution is set out as Resolution No. 3 of Schedule "A" to this Information Circular and the full text of the proposed Articles of Amendment of the Corporation is set out in Schedule "B" to this Information Circular.

IF THE DEBENTURE OFFERING RESOLUTION IS NOT APPROVED BY SHAREHOLDERS, MANAGEMENT OF THE CORPORATION MAY NOT PROCEED WITH THE SHARE CONSOLIDATION (I.E., EVEN IF THE SHARE CONSOLIDATION RESOLUTION IS APPROVED). In addition, notwithstanding the approval of the Share Consolidation Resolution by shareholders, the Board of Directors may without further approval of the shareholders elect not to act on or carry out the Share Consolidation. Finally, the Share Consolidation will not be effected without the approval of The Toronto Stock Exchange and the American Stock Exchange.

RECOMMENDATION OF MANAGEMENT AND THE BOARD OF DIRECTORS

  MANAGEMENT AND THE BOARD OF DIRECTORS STRONGLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOUR OF THE UNIT OFFERING RESOLUTION, THE DEBENTURE OFFERING RESOLUTION AND THE SHARE CONSOLIDATION RESOLUTION.

The Corporation's recent financial statements and other disclosure documents have highlighted that the ability of the Corporation to continue as a going concern (i.e., remain in business) is dependent on the Corporation obtaining additional capital. In particular, the Corporation's financial statements and Form 10-K for the year-ended 2000 and quarterly financial statements and Form 10-Qs for 2001 disclosed management's estimate that the Corporation had sufficient cash resources to continue operations until March 2002, and made it clear that there was substantial doubt about the ability of the Corporation to remain in business after March 2002 unless the Corporation obtained additional capital. Management now estimates that the additional working capital obtained by the Corporation at the Unit Offering will provide the Corporation with sufficient cash resources to continue operations only until the end of April 2002.

If approved by shareholders, the Warrants issued as part of the Unit Offering will provide the potential for an additional U.S.$1,500,000 of capital to the Corporation, if all Warrants are exercised; and the Debenture Offering will provide a total of U.S.$2,800,000 immediately, (provided the USF&G lawsuit has been dismissed), with the potential to provide an additional U.S.$4,100,000 of capital if all Warrants issued in connection with this transaction are exercised by investors. HOWEVER, THE CORPORATION WILL NOT RECEIVE ANY OF THIS FUNDING UNLESS THE APPROVAL OF SHAREHOLDERS IS OBTAINED AT THE MEETING. IF THIS FUNDING IS NOT OBTAINED, MANAGEMENT AND THE BOARD OF DIRECTORS HAVE SIGNIFICANT CONCERNS REGARDING THE ABILITY OF THE CORPORATION TO CONTINUE TO REMAIN IN BUSINESS.

The closings of the Unit Offering and the Debenture Offering in February and March 2002 represent the culmination of several years of extensive efforts by management to identify and secure the funding necessary for the Corporation to continue to operate its business. Management and the Board of Directors believe that these transactions represent the best, and possibly the only, source of new capital available to the Corporation in the near term. In addition, these transactions have provided the Corporation with the capital necessary to eliminate the contingent liability associated with a lawsuit against the Corporation, to remain viable, and to develop and pursue a value-creating business plan.

FOR THESE REASONS, MANAGEMENT AND THE BOARD OF DIRECTORS STRONGLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOUR OF THE UNIT OFFERING RESOLUTION, THE DEBENTURE OFFERING RESOLUTION AND THE SHARE CONSOLIDATION RESOLUTION.

INFORMATION ABOUT PROXIES

SOLICITATION OF PROXIES

The solicitation for proxies will be conducted by mail and may be supplemented by telephone or other personal contact to be made, without special compensation, by officers and employees of the Corporation. THE CORPORATION MAY RETAIN OTHER PERSONS OR COMPANIES TO SOLICIT PROXIES ON BEHALF OF MANAGEMENT, IN WHICH EVENT THE CUSTOMARY FEES FOR SUCH SERVICES WILL BE PAID. THE COST OF THE SOLICITATION WILL BE BORNE BY THE CORPORATION.

APPOINTMENT OF PROXYHOLDER

THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY FOR THE MEETING ARE DIRECTORS OR OFFICERS OF THE CORPORATION AND ARE NOMINEES OF MANAGEMENT. A SHAREHOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A SHAREHOLDER, TO REPRESENT SUCH SHAREHOLDER AT THE MEETING BY STRIKING OUT THE NAMES OF THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY AND BY INSERTING THAT OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED. IF A SHAREHOLDER APPOINTS ONE OF THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY AS A NOMINEE AND DOES NOT DIRECT THE SAID NOMINEE TO VOTE EITHER FOR OR AGAINST OR WITHHOLD FROM VOTING ON A MATTER OR MATTERS WITH RESPECT TO WHICH AN OPPORTUNITY TO SPECIFY HOW THE COMMON SHARES REGISTERED IN THE NAME OF SUCH SHAREHOLDER SHALL BE VOTED, THE PROXY SHALL BE VOTED IN FAVOUR OF SUCH MATTER OR MATTERS.

The instrument appointing a proxyholder must be in writing and signed by the shareholder, or such shareholder's attorney authorized in writing, or if the shareholder is a corporation, by a duly authorized officer, or attorney, of the corporation. An instrument of proxy will only be valid if it is duly completed, signed, dated and received at the office of the Corporation's registrar and transfer agent, Computershare Trust Company of Canada at Montreal Trust Centre, 510 Burrard Street, Vancouver, British Columbia,

V6C 3B9, Attention: Proxy Department before 10:00 a.m., Vancouver time, on Wednesday, April 24, 2002, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting, unless the Chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

REVOCATION OF PROXY

A shareholder may revoke a proxy by delivering an instrument in writing executed by such shareholder or by the shareholder's attorney authorized in writing or, where the shareholder is a corporation, by a duly authorized officer or attorney of the corporation, either to the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, before any vote in respect of which the proxy is to be used shall have been taken or in any other manner permitted by law.

VOTING OF PROXIES

A shareholder may direct the matter in which his or her Common Shares are to be voted or withheld from voting in accordance with the instructions of the shareholder by marking the form of proxy accordingly. If the instructions in a proxy given to management are certain, the Common Shares represented by that proxy will be voted on any poll and where a choice has been specified in the proxy, the Common Shares will be voted on any poll in accordance with the specifications so made. WHERE NO CHOICE IS SO SPECIFIED WITH RESPECT TO ANY RESOLUTION OR IN THE ABSENCE OF CERTAIN INSTRUCTIONS, THE COMMON SHARES REPRESENTED BY A PROXY GIVEN TO MANAGEMENT WILL BE VOTED IN FAVOUR OF THE RESOLUTION. IF MORE THAN ONE DIRECTION IS MADE WITH RESPECT TO ANY RESOLUTION, SUCH COMMON SHARES WILL SIMILARLY BE VOTED IN FAVOUR OF THE RESOLUTION.

EXERCISE OF DISCRETION BY PROXYHOLDERS

The enclosed form of proxy when properly completed and delivered and not revoked confers discretionary authority upon the proxyholders named therein with respect to amendments or variations of matters identified in the accompanying Notice of Meeting, and other matters not so identified which may properly be brought before the Meeting. At the date of this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. If any other matter comes before the Meeting, the persons named in the proxy will vote in accordance with their judgement on such matter.

SECURITIES ENTITLED TO VOTE

As of March 19, 2002, the authorized share capital of the Corporation is divided into an unlimited number of Common Shares, of which 112,315,040 Common Shares are issued and outstanding, and an unlimited number of preferred shares, none of which are issued. Every shareholder who is present in person and entitled to vote at the Meeting shall have one vote on a show of hands and on a poll shall have one vote for each Common Share of which the shareholder is the registered holder and such shareholder may exercise such vote either in person or by proxyholder, except that shareholders who acquired their Common Shares as part of the Unit Offering are not entitled to vote at the Meeting with respect to the Unit Offering Resolution or the Debenture Offering Resolution. See "Particulars of Matters to be Acted Upon--Approval of Private Placements and Share Consolidation".

The Board of Directors of the Corporation has fixed the close of business on March 22, 2002 as the record date for the purpose of determining the shareholders entitled to receive notice of the Meeting, but the failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting. Every shareholder of record at the close of business on March 22, 2002 who personally attends the Meeting will be entitled to vote at the Meeting or any adjournment thereof, except to the extent that:

    (a) such shareholder has transferred the ownership of any of his or her Common Shares after March 22, 2002; and

    (b) the transferee of those Common Shares produces properly endorsed share certificates, or otherwise establishes that he or she owns the Common Shares, and demands, not later than 10 days before the Meeting, that his or her name be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee is entitled to vote those Common Shares at the Meeting.

PRINCIPAL SHAREHOLDERS

To the knowledge of the directors and officers of the Corporation, as of March 19, 2002, the only person or company that beneficially owns, directly or indirectly, or exercises control or direction over, more than 5% of the issued and outstanding Common Shares is Stockscape.com Technologies Inc., (defined below as "STOCKSCAPE"), which beneficially owns 20,000,000 Common Shares, which represent 17.8% of the outstanding Common Shares. The Corporation understands that more than 10% of the issued and outstanding shares of Stockscape are beneficially owned by Mr. Arthur Richard Rule. See "Particulars of Matters to be Acted Upon -- Approval of Private Placements and Share Consolidation" and "Interests of Management and Others in Material Transactions".

QUORUM AND PERCENTAGE OF VOTES NECESSARY TO PASS RESOLUTIONS

Under By-Law No. 1 of the Corporation, the quorum for the transaction of business at the Meeting is two shareholders present in person or by proxy.

The ordinary resolutions authorizing the directors of the Corporation (i) to issue certain common share purchase warrants in connection with the private placement transaction that was completed by the Corporation on February 1, 2002 (defined above as the "UNIT OFFERING"), and (ii) to issue certain convertible debentures and special warrants in connection with the private placement transaction that was completed by the Corporation on March 19, 2002 (defined above as the "DEBENTURE OFFERING"), must be approved by a majority of more than 50% of the votes cast by shareholders who vote in person or by proxy at the Meeting with respect to these resolutions, excluding shareholders who acquired their Common Shares as part of the Unit Offering. See "Particulars of Matters to be Acted Upon--Approval of Private Placements and Share Consolidation".

The special resolution to approve the consolidation of the issued and outstanding Common Shares of the Corporation on the basis of 20 existing Common Shares into one Common Share, must be approved by a majority of not less than 66 2/3% of the votes cast by the shareholders of the Corporation who vote in person or by proxy in respect of that resolution. See "Particulars of Matters to be Acted Upon--Approval of Private Placements and Share Consolidation--Share Consolidation".

CORPORATE GOVERNANCE

The Corporation's Board of Directors and executive officers consider good corporate governance to be an important factor in the efficient and effective operation of the Corporation. The Toronto Stock Exchange has established guidelines for effective corporate governance. The Board of Directors is of the view that the Corporation's system of corporate governance meets or exceeds these guidelines. A detailed description of how the Corporation's system of corporate governance compares to the corporate governance guidelines established by The Toronto Stock Exchange is attached as Schedule "C" to this Information Circular.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

During fiscal 2001, there were three standing committees of the Board of
Directors: the Audit Committee; the Corporate Governance Committee; and the Compensation Committee, each described below. Between meetings of the Board of Directors, certain of its powers may be exercised by these standing committees, and these committees, as well as the Board of Directors, sometimes act by unanimous written consent. A majority of the directors on each committee are unrelated directors.

The Audit Committee is chaired by John M. Clark-. Its other members are C. Thomas Ogryzlo and A. Murray Sinclair (a member since February 21, 2002). Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial statements, reports and other information provided to shareholders, regulators and others, (ii) the internal controls that management and the Board have established, and (iii) the audit, accounting and financial reporting processes generally. The Audit Committee met four times during the fiscal year ended December 31, 2001. Additional information about the Audit Committee is contained in the Audit Committee Report below "Audit Committee Report".

The Corporate Governance Committee is chaired by C. Thomas Ogryzlo. Its other members are John Clark and A. Murray Sinclair (a member since February 21,
2002). The Corporate Governance Committee's functions are to review the Corporation's governance activities and policies in light of the corporate governance guidelines published by The Toronto Stock Exchange and also to review proposed nominees for the Board. The Corporate Governance Committee met once during the fiscal year ended December 31, 2001. Additional information about the Corporate Governance Committee is contained above under "Corporate Governance" and in Schedule "C" to this Information Circular.

The Compensation Committee is chaired by John M. Clark. Its other members are C. Thomas Ogryzlo and A. Murray Sinclair (a member since February 21, 2002). The Compensation Committee's functions are to review and recommend compensation policies and programs to the Corporation as well as salary and benefit levels for its executives. The Compensation Committee met two times during the fiscal year ended December 31, 2001. Additional information about the Compensation Committee is contained under the heading "Executive Compensation--Report of the Compensation Committee".

During the fiscal year ended December 31, 2001, the Board of Directors met seven times. Each director attended at least 75% of the total number of each of the meetings of the Board of Directors and the meetings of the committees on which he served.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Corporation's accounting functions and internal controls. The Audit Committee acts under a written charter adopted and approved by the Board of Directors in 2001. Each of the members of the Audit Committee is independent, as defined by the American Stock Exchange listing standards.

The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Corporation's independent accountants. The Audit Committee is responsible for recommending to the Board of Directors that Corporation's financial statements be included in its annual report. The Audit Committee took a number of steps in making this recommendation for fiscal year 2001.

First, the Audit Committee discussed with PricewaterhouseCoopers LLP those matters required to be discussed by Statement on Auditing Standards. No. 61, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP and received from PricewaterhouseCoopers LLP a letter concerning their independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with the Corporation's management and PricewaterhouseCoopers LLP, the Corporation's audited consolidated balance sheets at December 31, 2001, and consolidated statements of income, cash flows and shareholders' equity for the fiscal year ended December 31, 2001. Based on the discussions with PricewaterhouseCoopers LLP concerning the audit, the independence discussions, and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors that the Corporation's financial statements be included in its 2001 Annual Report on Form 10-KSB.

                                        Submitted on behalf of the Audit
                                        Committee

                                        John M. Clark (Chairman)
                                        C. Thomas Ogryzlo
                                        A. Murray Sinclair

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The table below contains a summary of the compensation paid to, or earned by, the Corporation's President and Chief Executive Officer, and the Corporation's four most highly compensated executive officers (other than the President and Chief Executive Officer) who were serving as executive officers at the end of the Corporation's most recently completed financial year and during such year received, in their capacity as officers of the Corporation and any of its subsidiaries, in excess of Cdn.$100,000 (collectively, the "Named Executive Officers"), for each of the Corporation's three most recently completed financial years ended December 31, 2001, 2000 and 1999. All currency figures under the heading "Summary Compensation Table" are in United States dollars.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                                                  ------------
                                                                                   NUMBER OF
                                                   ANNUAL COMPENSATION               COMMON
                                          -------------------------------------   SHARES UNDER
                                                                 OTHER ANNUAL       OPTIONS         ALL OTHER
                                           SALARY     BONUS     COMPENSATION(1)    GRANTED(2)    COMPENSATION(3)
NAME AND PRINCIPAL POSITION      YEAR     (U.S.$)    (U.S.$)        (U.S.$)           (#)            (U.S.$)
---------------------------    --------   --------   --------   ---------------   ------------   ---------------
Ronald J. McGregor...........    2001     160,000      nil            nil            650,000          5,250
President and Chief Executive    2000     160,000      nil            nil            500,000          5,250
  Officer                        1999     141,000      nil            nil            300,000          5,000

John F. Engele(4)............    2001      69,950      nil            nil            175,000          2,869
Vice President, Finance and      2000          --       --             --                 --             --
  Chief Financial Officer        1999          --       --             --                 --             --

------------------------

(1) Perquisites and other personal benefits for the most recently completed financial year do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for any of the Named Executive Officers unless otherwise noted.

(2) All securities under option are for Common Shares of the Corporation. No stock appreciation rights ("SARs") are outstanding.

(3) Represents the Corporation's contribution under the Corporation's Retirement Savings Plan, except where otherwise indicated. The executive officers of the Corporation participate in this plan on the same basis as all other employees of the Corporation. See "Pensions and Retirement Savings Plans".

(4) Mr. Engele was appointed Vice President, Finance on May 1, 2001 and Chief Financial Officer on October 30, 2001.

LONG-TERM INCENTIVE PLAN

The Corporation does not presently have a long-term incentive plan for its Named Executive Officers.

STOCK OPTIONS

The Corporation has established the Stock Option Plan which provides for grants to directors, officers, employees and consultants of the Corporation, or its subsidiaries, of options to purchase up to a maximum of 4,500,000 of the issued and outstanding Common Shares from time to time, provided that no more than 5% of the issued and outstanding Common Shares may from time to time be reserved for issuance pursuant to the exercise of stock options granted to any one individual. Effective upon the amalgamation of Granges Inc. and Da Capo Resources Ltd. on November 1, 1996, the Corporation, as the amalgamated entity, adopted the Stock Option Plan of Granges Inc. Under the Stock Option Plan, options may be exercised by the payment in cash of the option exercise price to the Corporation. All options are subject to the terms and conditions of an option agreement entered into by the Corporation and each participant at the time an option is granted.

The Stock Option Plan is administered by the Board of Directors which has full and final discretion to determine (i) the total number of optioned shares to be made available under the Stock Option Plan, (ii) the directors, officers, employees and consultants of the Corporation who are eligible to receive stock options under the Stock Option Plan ("Optionees"), (iii) the time when and the price at which stock options will be granted, (iv) the time when and the price at which stock options may be exercised, and (v) the conditions and restrictions on the exercise of options. Pursuant to the terms of the Stock Option Plan, the exercise price must not be less than the closing price of the Common Shares on The Toronto Stock Exchange on the day preceding the date of grant. Options become exercisable only after they vest in accordance with the respective stock option agreement and must expire no later than ten years from the date of grant.

If an Optionee ceases to be an officer or employee of the Corporation, or its subsidiaries, as a result of termination for cause, all unexercised options will immediately terminate. If an Optionee ceases to be a director, officer or employee of the Corporation, or its subsidiaries, or ceases to be a consultant to the Corporation, for any reason other than termination for cause, the Optionee shall have the right to exercise his or her options at any time up to but not after the earlier of 30 days from the date of ceasing to be a director, officer, employee or consultant, or the expiry date. In the event of death of an Optionee, the legal representatives of such Optionee have the right to exercise the options at any time up to but not after the earlier of 90 days from the date of death, or the expiry date.

Options granted under the Stock Option Plan are non-transferable and non-assignable other than on the death of a Participant. An Optionee has no rights whatsoever as a shareholder in respect of unexercised options.

STOCK OPTION GRANTS

A summary of stock options granted to the Named Executive Officers under the Stock Option Plan during the financial year ended December 31, 2001 is set out in the table below. All stock options are for

Common Shares of the Corporation. No stock appreciation rights ("SARs") are outstanding, and it is currently intended that none be issued. All currency figures under the heading "Stock Option Grants" are in Canadian dollars.

        OPTION GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

                                     % OF TOTAL                                                             POTENTIAL
                                      OPTIONS                                                            REALIZABLE VALUE
                          NUMBER     GRANTED TO                        MARKET VALUE OF                      AT ASSUMED
                            OF       EMPLOYEES                           SECURITIES                      ANNUAL RATES OF
                        SECURITIES       IN                              UNDERLYING                        STOCK PRICE
                          UNDER      FINANCIAL      EXERCISE OR        OPTIONS ON THE                    APPRECIATION FOR
                          OPTION        YEAR         BASE PRICE         DATE OF GRANT      EXPIRY DATE     OPTION TERM
NAME                       (#)          (%)       (CDN.$/SECURITY)   (CDN.$/SECURITY)(1)     (M/D/Y)      5%/10% (CDN.$)
----                    ----------   ----------   ----------------   -------------------   -----------   ----------------
Ronald J. McGregor....    150,000        46%            0.12                  0.12           10/30/11     29,320/46,687

                          100,000        31%            0.12                  0.12           04/30/11     19,547/31,124
John F. Engele........     75,000        23%            0.12                  0.12           10/30/11     14,660/23,343

------------------------

(1) The market value of the Common Shares on the date of grant of the options is the closing price per share at which the Common Shares were traded on The Toronto Stock Exchange on the day preceding the date of grant.

The reported high and low trading prices of the Corporation's Common Shares on The Toronto Stock Exchange and the American Stock Exchange for the 30 days prior to the date of the grants of the options referred to above are set out in the table below.

                                              THE TORONTO STOCK EXCHANGE       AMERICAN STOCK EXCHANGE
                                              ---------------------------      ------------------------
                                                 HIGH             LOW            HIGH            LOW
                                              ----------      -----------      ---------      ---------
March 31 to April 29, 2001..................  Cdn.$0.15       Cdn.$0.105       U.S.$0.09      U.S.$0.07
September 30 to October 29, 2001............  Cdn.$0.15       Cdn.$ 0.12       U.S.$0.10      U.S.$0.08

AGGREGATED OPTION EXERCISES AND VALUE OF UNEXERCISED OPTIONS

A summary of the exercise of options by the Named Executive Officers during the financial year ended December 31, 2001 and the value at December 31, 2001 of unexercised in-the-money options held by the Named Executive Officers issued is set out in the table below. No SARs are outstanding. All currency figures under the heading "Aggregated Option Exercises and Value of Unexercised Options" are in Canadian dollars.

 AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR
                      AND FINANCIAL YEAR-END OPTION VALUES

                                                                                              VALUE OF
                                                                                            UNEXERCISED
                                                                       UNEXERCISED          IN-THE-MONEY
                                                                        OPTIONS AT           OPTIONS AT
                                          SECURITIES    AGGREGATE   FINANCIAL YEAR-END   FINANCIAL YEAR-END
                                           ACQUIRED       VALUE        EXERCISABLE/         EXERCISABLE/
                                          ON EXERCISE   REALIZED      UNEXERCISABLE       UNEXERCISABLE(1)
NAME                                          (#)        (CDN.$)           (#)                (CDN.$)
----                                      -----------   ---------   ------------------   ------------------
Ronald J. McGregor......................      nil          nil           650,000/0            6,000/nil

John F. Engele..........................      nil          nil           175,000/0              nil/nil

------------------------

(1) Based on the closing trading price of the Common Shares on The Toronto Stock Exchange on the last trading day of the financial year, being Cdn.$0.10.

PENSION AND RETIREMENT SAVINGS PLANS

The Corporation sponsors a quantified tax-deferred savings plan in accordance with the provisions of section 401(K) of the U.S. Internal Revenue Service Code, which is available to permanent U.S.-based employees. Under the terms of this plan, the Corporation makes contributions of up to 4% of eligible employees' salaries.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

On April 30, 2001, Robert L. Folen resigned as Vice President, Finance and was replaced by John F. Engele. Mr. Engele was previously employed by Echo Bay
Mines Ltd. in various senior financial positions. Mr. Engele was appointed Chief Financial Officer on October 30, 2001. Mr. Folen continues to serve the company as Controller of Vista's subsidiary, Hycroft Resources & Development Inc. The Named Executive Officers of the Corporation, Ronald J. McGregor, the President and Chief Executive Officer, and John F. Engele, Vice President, Finance and Chief Financial Officer, have been engaged under employment contracts. Each of these contracts provides for base salary, annual discretionary incentive bonus, four weeks vacation time and various minor perquisites.

The contract between the Corporation and Mr. McGregor is for an unlimited term, provides for an annual bonus at the sole discretion of the Board of Directors and provides for the severance benefit described below. Under the terms of this contract, the employment of Mr. McGregor may be terminated by the Corporation without cause, provided that it continues to pay his base salary for a period of 12 months (or makes a lump sum payment equal to 12 months of his base salary), and by Mr. McGregor upon 30 days notice to the Corporation. In addition, in the event that Mr. McGregor suffers an injury or illness that renders him permanently incapable of substantially performing his duties under this contract, the Corporation may terminate Mr. McGregor's employment, provided that it continues to pay his base salary and other employee benefits for a period of 12 months following notice of such termination.

The contract between the Corporation and Mr. Engele is for an unlimited term, provides for a performance bonus in accordance with the Corporation's incentive policy, may be terminated by the

Corporation or the employee upon 30 days written notice, and provides for the severance benefits described below. Under the terms of this contract, the employment of Mr. Engele may be terminated by the Corporation without cause, provided that it continues to pay his base salary for a period of 6 months (or makes a lump sum payment equal to 6 months of his base salary), and by Mr. Engele upon 30 days notice to the Corporation. In addition, in the event that Mr. Engele suffers an injury or illness that renders him permanently incapable of substantially performing his duties under this contract, the Corporation may terminate Mr. McGregor's employment, provided that it continues to pay his base salary and other employee benefits for a period of 6 months following notice of such termination.

As at March 19, 2002, the Corporation has arrangements with Mr. McGregor and
Mr. Engele under which each is entitled to receive severance benefits based upon his monthly salary in the event of termination of his employment other than for cause. The aggregate compensation payable to Mr. McGregor and Mr. Engele under this arrangement is U.S.$210,000 and the amount payable to each Mr. McGregor and Mr. Engele is as follows:

                                                              COMPENSATION
NAME                                                            PAYABLE
----                                                          ------------
Ronald J. McGregor..........................................  U.S.$160,000
John F. Engele..............................................  U.S.$ 50,000

Other than as described above, the Corporation has no plan or arrangement in respect of compensation received or that may be received by Named Executive Officers to compensate such officers in the event of the termination of employment, resignation, retirement, change of control of the Corporation or in the event of a change in responsibilities following a change of control.

REPORT OF THE COMPENSATION COMMITTEE

COMPOSITION OF THE COMPENSATION COMMITTEE

The Corporation has a Compensation Committee comprised of the following directors: John M. Clark (Chairman), C. Thomas Ogryzlo and A. Murray Sinclair. None of the members of the Compensation Committee is or has been an executive officer or employee of the Corporation or any of its subsidiaries or affiliates. No executive officer of the Corporation is or has been a director or a member of the Compensation Committee of another entity having an executive officer who is or has been a director or a member of the Compensation Committee of the Corporation.

REPORT ON EXECUTIVE COMPENSATION

It is the responsibility of the Compensation Committee to review and recommend compensation policies and programs to the Corporation as well as salary and benefit levels for its executives. The committee makes recommendations to the Board of Directors which gives final approval on compensation matters.

The Corporation's compensation policies and programs are designed to be competitive with similar mining companies and to recognize and reward executive performance consistent with the success of the Corporation's business. These policies and programs are intended to attract and retain capable and experienced people.

In addition to industry comparables, the Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Corporation and its shareholders, overall financial and operating performance of the Corporation and the committee's assessment of each executive's individual performance and contribution toward meeting corporate objectives. Superior performance is recognized through the Corporation's incentive policy.

The total compensation plan for executive officers is comprised of three components: base salary, an incentive payment and stock options. As a general rule for establishing base salaries, the Compensation Committee reviews competitive market data for each of the executive positions and determines placement at an appropriate level in a range. Compensation levels are typically negotiated with the candidate for the position prior to his or her final selection as an executive officer. The compensation range for executives normally moves annually to reflect external factors such as inflation.

The Corporation's incentive policy generally allows executive officers and management personnel to earn an incentive payment to a maximum of 15% of his or her base salary, two-thirds of which is based upon individual performance and one-third of which is based upon the performance of the Corporation. All executive officers and management personnel participate in this policy, except the President and Chief Executive Officer. By contract, he is entitled to earn a bonus the amount of which is at the sole discretion of the Board of Directors. Following the end of each fiscal year, the Compensation Committee makes a recommendation to the Board of Directors as to the appropriate incentive payment for the executive officers and management personnel. No specific performance criteria or objectives are utilized by the Compensation Committee or the Board of Directors in making their determinations. In 2001, no incentive payments were paid to any executive officers or employees of the Corporation.

The third element in the total compensation plan is the Stock Option Plan. This plan is intended to emphasize management's commitment to growth of the Corporation and enhancement of shareholders' wealth through, for example, improvements in net earnings, resource base, and share price increments.

The compensation of Ronald J. McGregor, the President and Chief Executive Officer of the Corporation, is determined in the same manner as for other executive officers (as described above). Under the employment contract between the Corporation and Mr. McGregor, Mr. McGregor is entitled to receive a base salary, an annual discretionary incentive bonus, four weeks vacation time and various minor perquisites. In addition, Mr. McGregor is entitled to receive incentive stock options under the Stock Option. During 2001, Mr. McGregor did not receive an incentive bonus. Further details regarding the compensation received by Mr. McGregor during 2001 are outlined above under "Executive Compensation--Summary Compensation Table".

                                        Submitted on behalf of the Compensation
                                        Committee

                                        John M. Clark (Chairman)
                                        C. Thomas Ogryzlo
                                        A. Murray Sinclair

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the number of Common Shares beneficially owned, as of March 15, 2002, by each director of the Corporation, each of the executive officers named in the Summary Compensation Table, and all directors and executive officers of the Corporation as a group:

                                       NUMBER OF COMMON   NUMBER OF COMMON SHARES
NAME OF BENEFICIAL OWNER(1)            SHARES OWNED(2)     CONTROLLED BY OPTIONS
---------------------------            ----------------   -----------------------
John M. Clark........................          nil                 100,000
Director

Ronald J. McGregor...................       20,000                 650,000
President, Chief Executive Officer
  and Director

C. Thomas Ogryzlo....................          nil                 100,000
Director

Michael B. Richings..................       79,967                 300,000
Director

A. Murray Sinclair...................          nil                 100,000
Director

John F. Engele.......................          nil                 175,000
Vice President, Finance and
Chief Financial Officer

All directors and officers as a             99,967               1,425,000
  group..............................

------------------------

(1) For the purposes of this table, a person is considered to "beneficially own" any Common Shares (i) over which such person exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (e.g., through the exercise of stock options). Unless otherwise indicated, each person has sole voting and investment power with respect to the Common Shares set opposite his name.

(2) Unless otherwise indicated, all amounts shown are less than 1% of the outstanding Common Shares.

PERFORMANCE GRAPH

The following graph compares the yearly percentage change in the Corporation's cumulative total shareholder return on its Common Shares with the cumulative total return of the TSE 300 Stock Index and the TSE Gold and Precious Metals Index, assuming the reinvestment of dividends, for the last five financial years:

                                                1996       1997       1998       1999       2000       2001
                                              --------   --------   --------   --------   --------   --------
VGZ Toronto.................................   100.00      17.84      12.43       7.57       4.86       5.41
TSE Gold....................................   100.00      56.44      52.39      43.13      38.40      45.12
TSE 300.....................................   100.00     113.03     109.43     141.96     150.73     129.66

COMPENSATION OF DIRECTORS AND OFFICERS

On December 30, 1997, the Board of Directors resolved to waive annual fees for directors of the Corporation effective January 1, 1998 until such time as the directors determine otherwise. During the financial year ended December 31, 2001, directors of the Corporation received a fee of Cdn.$1,000 per meeting of the Board of Directors. The Corporation also reimbursed directors for out-of-pocket expenses related to their attendance at meetings. No additional amounts were paid or are payable to directors of the Corporation for committee participation or special assignments.

The total aggregate cash remuneration paid or payable by the Corporation and its subsidiaries during the financial year ended December 31, 2001 (i) to the directors of the Corporation in their capacity as directors of the Corporation and any of its subsidiaries was U.S.$18,219, and (ii) to the officers of the Corporation and any of its subsidiaries who received in their capacity as officers or employees of the Corporation aggregate remuneration in excess of Cdn.$40,000 was U.S.$281,251. This sum includes compensation paid to executive officers pursuant to the cash incentive plan and retirement savings plan and compensation paid to Mr. Folen in his capacity as Vice President, Finance prior to his resignation.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

The President and Chief Executive Officer of the Corporation maintains a U.S.$1,000 travel advance loan from the Corporation. None of the directors, nor any individual who was at any time during the most recently completed financial year a director, or any associates or affiliates of the foregoing persons is indebted to the Corporation.

DIRECTOR AND OFFICER LIABILITY INSURANCE

The Corporation has purchased and maintains insurance in the amount of Cdn.$10 million for the benefit of the directors and officers of the Corporation against liabilities incurred by such persons as directors and officers of the Corporation and its subsidiaries, except where the liability relates to such persons failure to act honestly and in good faith with a view to the best interests of the Corporation. The annual premium paid by the Corporation for this insurance in respect of the directors and officers as a group is Cdn.$75,375. No premium for this insurance is paid by the individual directors and officers. The insurance contract underlying this insurance does not expose the Corporation to any liability in addition to the payment of the required premiums.

INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

Except as described below, no proposed nominee for election as director, no director or senior officer of the Corporation who has served in such capacity since the beginning of the last financial year, no person that has direct or indirect beneficial ownership of more than 10% of the issued Common Shares of the Corporation, and no associate or affiliate of any such person, had any material interest, directly or indirectly, in any transaction within the past three years, or in any proposed transaction, which has affected or would materially affect the Corporation or any of its subsidiaries.

As part of the Unit Offering (as defined above), the Corporation issued 20,000,000 Common Shares and subject to shareholder approval, Warrants to acquire an additional 20,000,000 Common Shares to Stockscape.com
Technologies Inc. (defined above as "STOCKSCAPE"), and 1,600,000 Common Shares and subject to shareholder approval, Warrants to acquire an additional 1,600,000 Common Shares to Global Resource Investments Ltd. (defined above as "GLOBAL"), as consideration for its services as agent in connection with the Unit Offering. In addition, as part of the Debenture Offering (as defined above), the Corporation issued 4,325,925 Agent's Special Warrants to Global as consideration for its services as agent in connection with the Debenture Offering. Subject to shareholder approval, the Agent's Special Warrants are convertible into 4,325,925 Common Shares and Warrants to acquire an additional 4,325,925 Common Shares. These transactions are described in further detail above under "Particulars of Matters to be Acted Upon-- Approval of Private Placements and Share Consolidation".

As at March 19, 2002, the Common Shares acquired by Stockscape as part of the Unit Offering represented approximately 17.8% of the issued and outstanding Common Shares. See "Principal Shareholders". The Corporation understands that more than 10% of the issued and outstanding shares of Stockscape, and that all of the issued and outstanding shares of Global are beneficially owned by Mr. Arthur Richard Rule. At the Meeting, shareholders will be asked to approve the Unit Offering Resolution and the Debenture Offering Resolution which include, among other things, approval of the issuance of Warrants to Stockscape and Global, and the Agent's Special Warrants to Global. Neither Stockscape nor Global will be permitted to vote its Common Shares at the Meeting with respect to these matters. See "Quorum and Percentage of Votes Necessary to Pass Resolutions".

MANAGEMENT CONTRACTS

There are no management functions of the Corporation which are to any substantial degree performed by persons other than the directors or senior officers of the Corporation.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as disclosed herein, no person who has been a director or officer of the Corporation at any time since the beginning of the last financial year or any proposed nominee for election as director, nor any associate or affiliate of such person, has an interest in the matters to be acted upon at the Meeting.

SHAREHOLDER PROPOSALS

Under the United States SECURITIES ACT OF 1933, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for an annual meeting of the Corporation is calculated in accordance with Rule 14a-8(e) of Regulation 14A to that Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Corporation's principal executive offices not less than 120 calendar days before the date of the Corporation's management information and proxy circular released to the Corporation's shareholders in connection with the previous year's annual meeting. However, if the Corporation did not hold an annual meeting the previous year, or if the date of the current year's annual meeting has been changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials. Accordingly, unless the date of the next annual meeting is changed by more than

30 days from the date of this year's meeting the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual meeting of the Corporation will be November 25, 2002.

OTHER MATTERS

Management of the Corporation knows of no other matters, which will be brought before the Meeting other than those set forth in the Notice of Meeting. Should any other matters properly come before the Meeting, the Common Shares represented by the proxies solicited hereby will be voted on those matters in accordance with the best judgement of the persons voting such proxies.

AVAILABILITY OF DOCUMENTS

THE CORPORATION WILL PROVIDE TO ANY PERSON OR CORPORATION, UPON REQUEST, ONE COPY OF ANY OF THE FOLLOWING DOCUMENTS:

    (a) THE CORPORATION'S LATEST FORM 10-K OR ANNUAL INFORMATION FORM, TOGETHER WITH ANY DOCUMENT, OR THE PERTINENT PAGES OF ANY DOCUMENT, INCORPORATED THEREIN BY REFERENCE;

    (b) THE COMPARATIVE FINANCIAL STATEMENTS OF THE CORPORATION FOR THE CORPORATION'S MOST RECENTLY COMPLETED FINANCIAL YEAR IN RESPECT OF WHICH SUCH FINANCIAL STATEMENTS HAVE BEEN ISSUED, TOGETHER WITH THE REPORT OF THE AUDITORS THEREON, AND ANY INTERIM FINANCIAL STATEMENTS OF THE CORPORATION SUBSEQUENT TO THE FINANCIAL STATEMENTS FOR THE CORPORATION'S MOST RECENTLY COMPLETED FINANCIAL YEAR; AND

    (c) THE INFORMATION CIRCULAR OF THE CORPORATION IN RESPECT OF THE MOST RECENT ANNUAL MEETING OF SHAREHOLDERS OF THE CORPORATION WHICH INVOLVED THE ELECTION OF DIRECTORS.

COPIES OF THE ABOVE DOCUMENTS WILL BE PROVIDED, UPON REQUEST, BY THE SECRETARY OF THE CORPORATION AT 1200 WATERFRONT CENTRE, 200 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, CANADA, V7X 1T2, FREE OF CHARGE TO SHAREHOLDERS OF THE CORPORATION. THE CORPORATION MAY REQUIRE THE PAYMENT OF A REASONABLE CHARGE FROM ANY PERSON OR CORPORATION WHO IS NOT A SHAREHOLDER OF THE CORPORATION AND WHO REQUESTS A COPY OF ANY SUCH DOCUMENT.

DOCUMENTS INCORPORATED BY REFERENCE

The information contained in Part II of the Corporation's Form 10-KSB for the year ended December 31, 2001 is incorporated by reference into this Information Circular.

BOARD OF DIRECTOR APPROVAL

The undersigned hereby certifies that the contents and sending of this Information Circular to the shareholders of the Corporation have been approved by the Board of Directors.

DATED at Littleton, Colorado, this 19th day of March, 2002.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          (Signed) RONALD J. MCGREGOR
                                                President and
                                                Chief Executive Officer

                                  SCHEDULE "A"
                                  RESOLUTIONS

RESOLUTION NO. 1--UNIT OFFERING RESOLUTION

"BE IT RESOLVED as an ordinary resolution that:

1. the directors of the Corporation are hereby authorized to issue to Stockscape Technologies Inc. and Global Resource Investments Ltd. a total of 21,600,000 common share purchase warrants, as more particularly described in the Management Information and Proxy Circular dated March 19, 2002; and

2. any officer of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instruments, to give all notices and to deliver, file and distribute all documents and information which such officer determines to be necessary or desirable in connection with or to give effect to and carry out the foregoing resolution."

RESOLUTION NO. 2--DEBENTURE OFFERING RESOLUTION

"BE IT RESOLVED as an ordinary resolution that:

1. the directors of the Corporation are hereby authorized to issue convertible debentures in a principal amount of U.S.$2,774,000 to various investors and 4,325,925 special warrants to Global Resource Investments Ltd., all as more particularly described in the Management Information and Proxy Circular dated March 19, 2002; and

2. any officer of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instructions, to give all notices and to deliver, file and distribute all documents and information which such officer determines to be necessary or desirable in connection with or to give effect to and carry out the foregoing resolution."

RESOLUTION NO. 3--SHARE CONSOLIDATION RESOLUTION

"BE IT RESOLVED, as a special resolution, that:

1. the Corporation consolidate all of its issued and outstanding common shares on the basis of every 20 issued and outstanding common shares without par value being consolidated into one common share without par value, and amend the Corporation's Articles of Continuance accordingly;

2. no fractional common shares of the Corporation shall be issued in connection with the consolidation and in the event that the resultant number of common shares held by any shareholder is not a whole number, then the number of common shares to be received by a shareholder shall be rounded down to the nearest whole number of common shares;

3. the maximum number of common shares that the Corporation is authorized to issue is not amended, and shall remain as an unlimited number of common shares without par value authorized for issuance by the Corporation;

4. the amended Articles of Continuance of the Corporation (the "Amended Articles") in substantially the form attached as Schedule "B" to the Management Information and Proxy Circular dated March 19, 2002 are hereby approved in all respects, with such amendments thereto as the director or officer executing the same may approve, such approval to be conclusively evidenced by his or her signature thereto;

5. notwithstanding that this special resolution has been duly passed by the shareholders of the Corporation, the Board of Directors of the Corporation may, in their sole discretion and without further approval of the shareholders of the Corporation, revoke this special resolution at any time prior to effecting the share consolidation and elect not to act on or carry out this special resolution; and

6. any director or officer of the Corporation is hereby authorized, for and on behalf of the Corporation, to execute and deliver the Amended Articles and to execute and, if appropriate, deliver all of the documents and do all other things as in the opinion of such director or officer may be necessary or desirable to implement this special resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument and the taking of any such action."

                                  SCHEDULE "B"
                             ARTICLES OF AMENDMENT
                       BUSINESS CORPORATIONS ACT (YUKON)
                              (Section 30 or 179)
                                   Form 5-01
                             ARTICLES OF AMENDMENT

1.  Name of Corporation: Vista Gold Corp.

2.  Corporate Access Number: 26273

3. The Articles of the above named corporation are amended pursuant to a court order:
    Yes             No  X

4. The Articles of Continuance of Vista Gold Corp. (the "Corporation") are amended as follows by special resolution of the shareholders of the
    Corporation:

    (a) the Corporation consolidate all of its issued and outstanding common shares without par value on the basis of every 20 issued and outstanding common shares without par value being consolidated into one common share without par value:

        (i) no fractional common shares of the Corporation shall be issued in connection with the consolidation and in the event that the resultant number of common shares held by any shareholder is not a whole number, then the number of common shares to be received by a shareholder shall be rounded down to the nearest whole number of common shares; and

        (ii) the maximum number of common shares that the Corporation is authorized to issue is not amended, and shall remain as an unlimited number of common shares without par value authorized for issuance by the Corporation.

5.   Date                          Signature                     Title


                                  SCHEDULE "C"
               ALIGNMENT WITH TSE CORPORATE GOVERNANCE GUIDELINES

                               DOES THE
TSE CORPORATE                 CORPORATION
GOVERNANCE GUIDELINE            ALIGN?                             COMMENTS
--------------------          -----------   ------------------------------------------------------
 1.  Board should                Yes        Pursuant to the BUSINESS CORPORATIONS ACT of the Yukon
     explicitly assume                      Territory, the Board of Directors is required to
     responsibility for                     manage or supervise the management of the affairs and
     stewardship of the                     business of the Corporation. The Board of Directors
     corporation, and                       has adopted a written mandate, which defines its
     specifically for:                      stewardship responsibilities in light of this
                                            statutory obligation. The Directors' principal
                                            responsibilities are to supervise and evaluate
                                            management, to oversee the conduct of the business, to
                                            set policies appropriate for the business and to
                                            approve corporate strategies and goals. In carrying
                                            out these responsibilities, the Board of Directors is
                                            entitled to place reasonable reliance on management.
                                            The mandate and responsibilities of the Board of
                                            Directors are to be carried out in a manner consistent
                                            with the fundamental objective of protecting and
                                            enhancing the value of the Corporation and providing
                                            ongoing benefit to the shareholders.

     (a) adoption of a           Yes        The Board of Directors specifically assumes
         strategic planning                 responsibility for the adoption of a strategic
         process                            planning process.

     (b) identification of       Yes        The Board of Directors specifically assumes
         principal risks,                   responsibility for identification of principal risks,
         and implementing                   and implementing risk management systems.
         risk management
         systems

     (c) succession              Yes        The Board of Directors specifically assumes
     planning and                           responsibility for succession planning and monitoring
         monitoring senior                  senior management.
         management

     (d) communications          Yes        The Board of Directors specifically assumes
         policy                             responsibility for the Corporation's communications
                                            policy.

     (e) integrity of            Yes        The Board of Directors specifically assumes
     internal control and                   responsibility for the integrity of internal control
         management                         and management information systems.
         information
         systems

 2.  Majority of directors       Yes        The present Board of Directors consists of five
     should be "unrelated"                  directors, three of whom qualify as unrelated
     (independent of                        directors who are independent of management and free
     management and free                    from any interest or business relationship which
     from conflicting                       could, or could be perceived to, materially interfere
     interest)                              with their ability to act in the best interest of the
                                            Corporation.

                               DOES THE
TSE CORPORATE                 CORPORATION
GOVERNANCE GUIDELINE            ALIGN?                             COMMENTS
--------------------          -----------   ------------------------------------------------------

 3.  Disclosure for each         Yes        Ronald J. McGregor is a related director because of
     director whether he or                 his management position with the Corporation. Michael
     she is related, and                    B. Richings was President and Chief Executive Officer
     how that conclusion                    of the Corporation until September 8, 2000 and since
     was reached                            then has continued to provide services to management
                                            of the Corporation on an informal consulting basis.
                                            The Corporate Governance Committee of the Board of
                                            Directors has determined that the above factors may
                                            impair the ability of the directors to act with a view
                                            to the best interest of the Corporation and,
                                            accordingly, Mr. Richings has been determined to be a
                                            related director. The remaining three directors are
                                            all independent of management and have no interest,
                                            business or other relationship other than
                                            shareholdings, which could, or could reasonably be
                                            perceived to materially interfere with the directors
                                            ability to act with a view to the best interests of
                                            the Corporation.
                                            The Corporation does not have a significant
                                            shareholder with the ability to exercise a majority of
                                            the votes for the election of the Board of Directors.

 4.  (a) Appoint a               Yes        The Corporate Governance Committee, which is required
         committee                          to meet at least once each year, is required to
         responsible for                    identify, review the qualifications of and recommend
         appointment/                       to the Board of Directors possible nominees for the
         assessment of                      Board of Directors to be proposed in management's
         directors                          Information Circular for election or re-election at
                                            each annual meeting of the Corporation and to
                                            identify, review the qualifications of and recommend
                                            to the Board of Directors possible candidates to fill
                                            vacancies on the Board of Directors between annual
                                            meetings.

     (b) Composed                Yes        The Corporate Governance Committee is entirely
         exclusively of                     composed of non-management directors who are unrelated
         non-management                     to the Corporation.
         directors, the
         majority of whom
         are unrelated

 5.  Implement a process         Yes        The Corporate Governance Committee reviews the
     for assessing the                      Corporations governance activities and reviews the
     effectiveness of the                   qualifications of and recommends to the Board of
     Board, its committees                  Directors nominees for re-election at each annual
     and individual                         meeting of the Corporation.
     directors

 6.  Provide orientation         Yes        New Board members receive a director's orientation. As
     and education programs                 well, presentations are from time to time given to the
     for new directors                      Board on legal and other matters applicable to the
                                            Corporation and directors' duties.

                               DOES THE
TSE CORPORATE                 CORPORATION
GOVERNANCE GUIDELINE            ALIGN?                             COMMENTS
--------------------          -----------   ------------------------------------------------------
 7.  Consider reducing size      Yes        A board must have enough directors to carry out its
     of Board, with a view                  duties efficiently, while presenting a diversity of
     to improving                           views and experience. The Board of Directors believes
     effectiveness                          that its present size effectively fulfils this goal.
                                            The size of the Board, at five members, is smaller
                                            than in previous years, reflecting a depressed gold
                                            market and a reduced level of company activities, and
                                            allowing the Board to react more quickly in changing
                                            market conditions. The Corporate Governance Committee
                                            reviews the Board size annually.

 8.  Review compensation of      Yes        The Compensation Committee is comprised of three
     directors in light of                  directors, John M. Clark, C. Thomas Ogryzlo, and
     risks and                              A. Murray Sinclair (since February 21, 2002) all of
     responsibilities                       whom are unrelated directors who are independent of
                                            management. The Compensation Committee reviews and
                                            makes recommendations to the Board of Directors in
                                            respect of the compensation levels for the directors
                                            and executive officers of the Corporation.

 9.  (a) Committees should       Yes        The Board of Directors has established three
         generally be                       committees: the Audit Committee; the Compensation
         composed of                        Committee; and the Corporate Governance Committee. All
         non-management                     three committees are entirely composed of
         directors                          non-management directors.

     (b) Majority of             Yes        All the members of the Audit Committee, the
         committee members                  Compensation Committee and the Corporate Governance
         should be                          Committee are unrelated directors.
         unrelated

10.  Appoint a committee         Yes        The Corporate Governance Committee consists of three
     responsible for                        directors, John M. Clark, C. Thomas Ogryzlo, and
     approach to corporate                  A. Murray Sinclair (since February 21, 2002) all of
     governance issues                      whom were unrelated directors who were independent of
                                            management of the Corporation. The Corporate
                                            Governance Committee reviews the Corporation's
                                            governance activities and policies and reviews
                                            proposed nominees for the Board of Directors prior to
                                            approval by the Board of Directors.

                               DOES THE
TSE CORPORATE                 CORPORATION
GOVERNANCE GUIDELINE            ALIGN?                             COMMENTS
--------------------          -----------   ------------------------------------------------------
11.  (a) Define limits to
         management's
         responsibilities
         by developing
         mandates for:

     (i) the Board               Yes        The Board of Directors expects management of the
                                            Corporation to conduct the business and affairs of the
                                            Corporation in accordance with the Corporation's
                                            ongoing strategic plan and to meet or surpass the
                                            annual and long-term goals of the Corporation set by
                                            the Board of Directors in consultation with
                                            management. As a part of its annual strategic planning
                                            process, the Board of Directors specifies its
                                            expectations of management both over the next
                                            financial year and in the context of the Corporation's
                                            long-term goals. The Board of Directors will review
                                            management's progress in meeting these expectations at
                                            Board of Director's meetings held at least every
                                            quarter.

     (ii) the CEO                Yes        The Board of Directors has delegated the day to day
                                            management of the business and affairs of the
                                            Corporation to the President and Chief Executive
                                            Officer, subject to compliance with the Corporation's
                                            strategic plans.

     (b) Board should            Yes        The Corporation's capital plans are approved from time
         approve CEO's                      to time by the Board of Directors.
         corporate
         objectives

12.  Establish structures        Yes        The Board of Directors believes that adequate
     and procedures to                      structures and processes are in place to facilitate
     enable the board to                    the functioning of the Board of Directors
     function independently                 independently of the Corporation's management. The
     of management                          Audit Committee, the Compensation Committee and the
                                            Corporate Governance Committee are entirely composed
                                            of directors who are unrelated to the Corporation's
                                            management.

                               DOES THE
TSE CORPORATE                 CORPORATION
GOVERNANCE GUIDELINE            ALIGN?                             COMMENTS
--------------------          -----------   ------------------------------------------------------
13.  (a) Establish an audit      Yes        The Audit Committee is composed of three directors,
         committee with a                   John M. Clark, C. Thomas Ogryzlo and A. Murray
         specifically                       Sinclair (since February 21, 2002), all of whom are
         defined mandate                    unrelated directors who are independent of management.
                                            The Audit Committee, under the guidance of the Audit
                                            Committee Charter approved by the Board of Directors,
                                            reviews annual and quarterly financial statements and
                                            oversees the annual audit process, internal accounting
                                            controls and the resolution of issues identified by
                                            the Corporation's external auditor.

     (b) All members should      Yes        All members of the Audit Committee are non-management
         be non-management                  directors.
         directors

14.  Implement a system to       Yes        Individual directors can engage outside advisers.
     enable individual
     directors to engage
     outside advisers, at
     corporation's expense

                                     PROXY
                  SOLICITED BY MANAGEMENT OF VISTA GOLD CORP.
            FOR THE 2002 ANNUAL GENERAL MEETING OF VISTA GOLD CORP.

    The undersigned shareholder of Vista Gold Corp. (the "Corporation") hereby appoints Ronald J. McGregor, or failing him John F. Engele, or failing either of
them                                          as the proxyholder for and on
behalf of the undersigned to attend, act and vote for and on behalf of the undersigned at the annual general meeting (the "Meeting") of the shareholders of the Corporation to be held at 10:00 a.m. (Vancouver time) in Vancouver, British Columbia, on Friday, April 26, 2002 and at any adjournments thereof, to the same extent and with the same powers as if the undersigned were present at the said meeting, or any adjournments thereof, and, without limiting the foregoing, the persons named are specifically directed to vote as indicated below. For further information regarding the Meeting and the matters that will be acted on at the Meeting, reference is specifically made to the accompanying Notice of Meeting and Management Information and Proxy Circular, both dated March 15, 2002
(the "Circular").

The undersigned directs the proxyholder appointed by this proxy to vote as follows:

1. To elect the following persons as directors of the Corporation until the next annual general meeting:

        Ronald J. McGregor...........................  FOR / /     WITHHOLD / /
        John M. Clark................................  FOR / /     WITHHOLD / /
        C. Thomas Ogryzlo............................  FOR / /     WITHHOLD / /
        Michael B. Richings..........................  FOR / /     WITHHOLD / /
        Murray Sinclair..............................  FOR / /     WITHHOLD / /

2. To appoint PricewaterhouseCoopers LLP, Chartered Accountants, as auditor of the Corporation until the next annual general meeting and authorize the directors to fix the remuneration to be paid to the auditor.

                                                       FOR / /     WITHHOLD / /

3. To approve an ordinary resolution authorizing the directors of the Corporation to issue common share purchase warrants which, subject to certain conditions including the approval of shareholders at the Meeting, are exercisable to acquire common shares of the Corporation, the full text of which resolution is set out as Resolution No. 1 in Schedule "A" to the Circular.

                                                       FOR / /     AGAINST / /

4. To approve an ordinary resolution authorizing the directors of the Corporation to issue certain convertible debentures and special warrants which, subject to certain conditions including the approval of shareholders at the Meeting, are convertible into or exercisable to acquire common shares of the Corporation and common share purchase warrants to acquire common shares of the Corporation, the full text of which resolution is set out as Resolution No. 2 in Schedule "A" to the Circular.

                                                       FOR / /     AGAINST / /

5. To approve a special resolution authorizing the consolidation of the issued and outstanding common shares of the Corporation on the basis of 20 issued and outstanding common shares being consolidated into one common share, and related amendments to the Corporation's Articles of Continuation, the complete text of which resolution is set out as Resolution No. 3 in Schedule "A" to the Circular, and the full text of such proposed Articles of Amendment is set out in Schedule "B" to the Circular, and both of which are incorporated herein by reference.

                                                       FOR / /     AGAINST / /

EXECUTED on the ________ day of __________________ , 2002.

----------------------------------------------         ----------------------------------------
Signature of Shareholder (or Authorized                Number of Common Shares Held
Attorney or Signatory on behalf of Shareholder)

--------------------------------------------------------------------------------
Name of Shareholder (please print clearly)

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City/Province

INSTRUCTIONS:

1. The common shares represented by this proxy will, on any ballot, be voted as you may have specified by marking an "X" in the spaces provided for that purpose. IF NO CHOICE IS SPECIFIED AND EITHER OF RONALD J. MCGREGOR OR JOHN
    F. ENGELE IS APPOINTED AS PROXYHOLDER, THE COMMON SHARES WILL BE VOTED AS IF YOU HAD SPECIFIED AN AFFIRMATIVE VOTE.

2. YOU MAY APPOINT AS PROXYHOLDER SOMEONE OTHER THAN THE PERSONS NAMED IN THIS PROXY BY STRIKING OUT THEIR NAMES AND INSERTING IN THE BLANK SPACE PROVIDED THE NAME OF THE PERSON YOU WISH TO ATTEND AND ACT AS PROXYHOLDER, AND THAT PERSON NEED NOT BE A SHAREHOLDER OF THE CORPORATION. IF THE INSTRUCTIONS ON THIS PROXY ARE CERTAIN, THE COMMON SHARES REPRESENTED BY THE PROXY WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH SUCH INSTRUCTIONS, AND WHERE YOU SPECIFY A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED ON, THE COMMON SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THE SPECIFICATIONS SO MADE.

3. THIS PROXY ALSO CONFERS A DISCRETIONARY AUTHORITY TO VOTE THE SHARES WITH RESPECT TO: (A) AMENDMENTS TO OR VARIATIONS OF MATTERS IDENTIFIED IN THE NOTICE OF MEETING; AND (B) OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, BUT ONLY IF MANAGMENT HAS NOT BEEN MADE AWARE, A REASONABLE TIME PRIOR TO THIS SOLICITATION, THAT THE AMENDMENTS, VARIATIONS OR OTHER MATTERS ARE TO BE PRESENTED FOR ACTION AT THE MEETING. NO MATTERS OTHER THAN THOSE STATED IN THE ATTACHED NOTICE OF MEETING ARE, AT PRESENT, KNOWN TO BE CONSIDERED AT THE MEETING BUT, IF SUCH MATTERS SHOULD ARISE, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER VOTING BY PROXY, OR, FAILING SUCH INSTRUCTIONS, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXYHOLDER.

4. In order to be valid this proxy must be dated and signed by the shareholder or by his or her attorney duly authorized in writing or, in the case of a corporation, executed under its corporate seal or by an officer or officers or attorney for the corporation duly authorized. If this proxy is executed by an attorney for an individual shareholder or joint shareholder or by an officer or officers or attorney of a corporate shareholder not under its corporate seal, the instrument so empowering the officer or officers or the attorney, as the case may be, or a notarial copy thereof, should accompany the proxy. The signature and name must conform to the name of the shareholder as registered. Executors, administrators and trustees signing on behalf of the registered shareholder should so indicate. If shares are jointly held, either of the registered owners may sign the proxy. If this proxy is not dated in the blank space provided, it will be deemed to bear the date on which it was mailed by management of the Corporation.

5. This proxy may not be used at the Meeting unless it is deposited at the office of Computershare Trust Company of Canada at 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Attention: Proxy Department before 10:00 a.m., Vancouver time, on Wednesday, April 24, 2002, or no later than 48 hours, excluding Saturdays, Sundays and holidays, before any adjournment of the Meeting. The Chairman of the Meeting has the discretion to accept proxies received subsequently.

In accordance with National Policy Statement No. 41/Shareholder Communication, both registered shareholders and non-registered (beneficial) shareholders may request annually that their names be added to a company's supplemental mailing list in order to receive interim financial statements. If you wish to receive such statements, please complete and return this form to the Corporation's registrar and transfer agent:

                     COMPUTERSHARE TRUST COMPANY OF CANADA
                               510 BURRARD STREET
                          VANCOUVER, BRITISH COLUMBIA
                                    V6C 3B9

                             SUPPLEMENTAL MAILING LIST

                                  RETURN CARD

TO: Vista Gold Corp.

The undersigned certifies that the undersigned is the owner of securities of Vista Gold Corp. (the "Corporation") and requests that the undersigned be placed on the Corporation's Supplemental Mailing List in order to receive the Corporation's interim financial statements.

DATED: ------------------------------ , 2002   --------------------------------------------
                                               Signature

                                               --------------------------------------------
                                               Name -- Please Print

                                               --------------------------------------------
                                               Address

                                               --------------------------------------------

                                               --------------------------------------------

                                               --------------------------------------------
                                               Postal Code

                                               --------------------------------------------
                                               Name and title of person signing if different
                                               from name above.